UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7740
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place,4th Fl.
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 725-6666
Date of fiscal year end: July 31
Date of reporting period: January 31, 2006
ITEM 1. REPORT TO STOCKHOLDERS.
     The Semi-Annual Report to Stockholders is filed herewith.
[INSERT SHAREHOLDER REPORT]

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

SEMI-ANNUAL

REPORT

JANUARY 31, 2006

 INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Semi-Annual • January 31, 2006

What’s

Inside

Fund Objective
The investment objective of the Fund is to manage a portfolio of fixed income securities so as to return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Fund’s investment objective will be achieved.

Letter from the Chairman	I
Fund at a Glance	1
Schedule of Investments	2
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Board Approval of Management Agreement	18
Additional Shareholder Information	25
Dividend Reinvestment Plan	26

   Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment managers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

   All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. Jay Gerken, CFA

Chairman and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand during the reporting period. After a 3.3% advance in the second quarter of 2005, gross domestic product (“GDP”)[i] growth was 4.1% in the third quarter. However, there were mixed economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in December, its lowest level in four years, fourth quarter GDP growth was 1.6%, lower than expected.

Given the overall strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates nine times from June 2004 through July 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments five additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s fourteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%.
Given the Fed’s actions and high oil prices fueling inflationary concerns, both short- and long-term yields rose over the reporting period. During the six months ended January 31, 2006, two- year Treasury yields rose from 4.04% to 4.54%. Over the same period, 10-year Treasury yields moved from 4.32% to 4.53%. At the end of the reporting period, the yield curve was slightly inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 0.84%.
After a weak start, mortgage securities generated positive results during the last three months of the reporting period.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      I

Throughout the period, the mortgage market as a whole was impacted by relatively low levels of volatility and the uncertainty surrounding the Fed’s monetary policy. As the period progressed, collateralized mortgage obligations (CMOs) performed relatively well while commercial mortgage-backed securities (CMBS) faltered. Looking at the six-month period ended January 31, 2006, the Citigroup Mortgage Securities Index[v] returned 1.29%.
Emerging markets debt continued to produce strong results over the reporting period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 6.87%. Many emerging market countries have improved their balance sheets in recent years. In addition, strong domestic demand and high energy and commodity prices supported many emerging market countries. This more than offset the potential negatives associated with rising U.S. interest rates.

Performance Review

For the six months ended January 31, 2006, the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. returned 4.53%, based on its net asset value (“NAV”)vii and -0.21% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmarks, the Citigroup Mortgage Securities Index and the EMBI Global returned 1.29% and 6.87%, respectively, for the same period. The Lipper Global Income Closed-End Funds Category Averageviii increased 3.29% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV per share.
During this six-month period, the Fund made distributions to shareholders totaling $0.3880 per share, (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of January 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of January 31, 2006 (unaudited)

6-Month
Price Per Share	Total Return

$11.59 (NAV)	4.53%

$10.80 (Market Price)	-0.21%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

II     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.
As previously described in proxy statements that were mailed to shareholders of the Fund in connection with the transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates, (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. At a future date, Legg Mason expects to recommend to the Board of Directors of the Fund that Western Asset be appointed as the advisor or sub-advisor to the Fund, subject to applicable regulatory requirements.
The portfolio management team of S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner and Matthew C. Duda is expected to assume portfolio management responsibilities for the Fund on or about March 17, 2006. Mr. Leech, Mr. Walsh, Mr. Gardner and Mr. Duda have been employed by Western Asset for more than five years.
The Board will be working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed-income operations and Western Asset in the best interests of the Fund and its shareholders.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      III

investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.
Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “SBG” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XSBGX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information. As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman and Chief Executive Officer

February 17, 2006

IV     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to risks, including the possible loss of the entire principal amount that you invest. Your shares, at any point, may be worth less than what you invested, even after taking into account the reinvestment of Fund distributions. The Fund may invest in foreign securities that are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The Fund also may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives potentially may have a large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup Mortgage Securities Index is the mortgage component of the Citigroup Broad Investment-Grade Bond Index. It includes 30- and 15-year GNMA, Fannie Mae and Freddie Mac pass-throughs, and Fannie Mae and Freddie Mac balloon mortgages.

vi	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 10 funds in the Fund’s Lipper category, and excluding sales charges.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      V

(This page intentionally left blank)

Fund at a Glance (unaudited)

Investment Breakdown

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Semi-Annual Report      1

Schedule of Investments (January 31, 2006) (unaudited)

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Face
Amount	Security	Value

MORTGAGE-BACKED SECURITIES — 78.6%
FHLMC — 17.7%
	FHLMC, Gold:
$837,695	7.000% due 10/1/17-11/1/32 (a)	$870,011
20,000,000	5.000% due 2/1/36 (b)(c)	19,312,500
50,000,000	6.000% due 2/1/36 (b)(c)	50,515,600

	Total FHLMC	70,698,111

FNMA — 60.9%
	FNMA (b)(c):
120,000,000	5.000% due 2/1/36	115,950,000
35,000,000	5.500% due 2/1/36	34,628,125
67,000,000	6.000% due 2/1/36	67,670,000
25,000,000	6.500% due 2/1/36	25,632,800

	Total FNMA	243,880,925

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $320,226,534)	314,579,036

COLLATERALIZED MORTGAGE OBLIGATIONS (a) — 6.9%
	FHLMC:
1,802,193	Series 2572, Class LI, PAC-1 IO, 5.500% due 5/15/22	26,266
4,954,257	Series 2591, Class LI, PAC-1 IO, 5.500% due 4/15/21	160,643
16,863,993	Series 2591, Class PI, PAC-1 IO, 5.500% due 2/15/30	2,557,813
11,438,443	Series 2594, Class IO, PAC IO, 5.000% due 3/15/14	628,843
11,718,818	Series 2595, Class WT, PAC IO, 5.500% due 9/15/22	734,684
14,094,985	Series 2603, Class LI, PAC-1 IO, 5.500% due 9/15/28	1,818,565
9,930,915	Series 2617, Class IB, PAC IO, 4.500% due 8/15/12	552,399
5,497,906	Series 2617, Class IE, PAC IO, 4.500% due 5/15/15	765,328
2,644,359	Series 2617, Class TI, PAC IO, 4.500% due 6/15/09	22,681
11,412,138	Series 2638, Class DI, PAC IO, 5.000% due 5/15/23	1,934,323
3,353,733	Series 2639, Class UI, PAC-1 IO, 5.000% due 3/15/22	579,017
14,413,363	Series 2644, Class IB, PAC-1 IO, 5.000% due 10/15/15	150,633
14,189,703	Series 2645, Class IW, PAC IO, 5.000% due 7/15/26	1,441,316
4,739,283	Series 2664, Class UA, PAC IO, 5.500% due 7/15/17	77,121
5,599,779	Series 2686, Class WI, PAC-1 IO, 5.500% due 10/15/16	45,261
4,754,552	Series 2687, Class IA, PAC IO, 5.500% due 9/15/22	226,112
7,954,509	Series 2742, Class IL, PAC IO, 5.000% due 9/15/12	340,573
	FNMA:
1,622,475	Series 2003-54, Class TI, IO, 4.500% due 5/25/09	12,008
9,044,062	Series 2003-90, Class UC, IO, 5.500% due 8/25/22	359,497
22,869,202	Series 2003-122, Class IB, IO, 5.000% due 5/25/16	1,414,211

See Notes to Financial Statements.

2     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face
Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (a) — 6.9% (continued)
$10,061,555	Series 2004-31, Class IC, IO, 4.500% due 1/25/14	$930,178
18,306,701	Series 352, Class 2, IO, 5.500% due 8/1/34	4,234,095
	Strip:
21,522,795	Series 332, Class 2, IO, 6.000% due 3/1/33	4,787,297
16,595,461	Series 337, Class 2, IO, 5.000% due 7/1/33	3,739,539
	GNMA:
4,147,293	Series 2003-12, Class IN, PAC IO, 5.500% due 2/16/28	269,354
341,204	Series 2003-77, Class TI, PAC IO, 6.000% due 11/16/28	6,027

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $24,816,093)	27,813,784

MUNICIPAL BONDS (a) — 8.5%
Pennsylvania — 1.2%
	Westmoreland County, PA, GO, Refunding, Series G, FGIC-Insured:
2,665,000	Zero coupon bond to yield 3.560% due 6/1/08	2,454,358
2,515,000	Zero coupon bond to yield 3.577% due 12/1/08	2,274,642

	Total Pennsylvania	4,729,000

Texas — 7.3%
11,200,000	Austin, TX, Utility Systems Revenue, Refunding, Series A, Prior Lien, MBIA-Insured, zero coupon bond to yield 3.565% due 11/15/08	10,148,880
	Edinburg, TX, Consolidated ISD, GO, Refunding School Building, PSFG-Insured:
1,845,000	Zero coupon bond to yield 3.550% due 2/15/08	1,717,270
2,705,000	Zero coupon bond to yield 3.625% due 2/15/09	2,425,249
5,470,000	Harris County, TX, GO, Series A, FGIC-Insured, zero coupon bond to yield 3.555% due 8/15/08	5,001,877
10,535,000	Texas State Public Finance Authority, Capital Appreciation Refunding, MBIA-Insured, zero coupon bond to yield 3.537% due 2/1/08	9,821,570

	Total Texas	29,114,846

	TOTAL MUNICIPAL BONDS (Cost — $32,346,398)	33,843,846

SOVEREIGN BONDS — 65.5%
Argentina — 1.8%
	Republic of Argentina:
6,513,664	Discount Notes, 8.280% due 12/31/33	5,819,958
17,748,317	Series GDP, 0.000% due 12/15/35 (d)	1,224,634

	Total Argentina	7,044,592

See Notes to Financial Statements.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Semi-Annual Report      3

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face
Amount	Security	Value

Brazil — 25.5%
	Federative Republic of Brazil: (a)
$519,000	Collective Action Securities, 8.000% due 1/15/18	$567,397
63,150,000	Discount Bond, Series Z-L, 5.188% due 4/15/24 (d)	62,202,750
39,650,000	Par Bond, Series Z-L, 6.000% due 4/15/24 (d)	39,203,937

	Total Brazil	101,974,084

Colombia — 2.4%
	Republic of Colombia (a):
6,500,000	10.000% due 1/23/12	7,791,875
1,250,000	Medium-Term Notes, 11.750% due 2/25/20	1,787,500

	Total Colombia	9,579,375

Mexico — 2.4%
	United Mexican States, Medium-Term Notes, Series A, Notes (a):
6,700,000	6.375% due 1/16/13	7,105,350
2,200,000	7.500% due 4/8/33	2,574,000

	Total Mexico	9,679,350

Panama — 2.0%
8,109,000	Republic of Panama, 6.700% due 1/26/36 (a)	8,090,755

Peru — 1.7%
	Republic of Peru (a):
1,175,000	9.125% due 2/21/12	1,363,000
5,494,000	PDI, 5.000% due 3/7/17 (d)	5,342,915

	Total Peru	6,705,915

Philippines — 7.1%
28,500,000	Republic of the Philippines, Series B, 6.500% due 12/1/17 (a)(d)	28,571,250

Poland — 8.5%
	Republic of Poland (a):
16,380,000	Par Bond, step bond to yield 8.449% due 10/27/24	15,417,675
19,000,000	Series RSTA, step bond to yield 5.256% due 10/27/24	18,691,250

	Total Poland	34,108,925

Russia — 2.5%
	Russian Federation (e):
1,800,000	11.000% due 7/24/18	2,646,000
6,450,000	Step bond to yield 5.672% due 3/31/30	7,207,875

	Total Russia	9,853,875

Turkey — 1.6%
4,950,000	Republic of Turkey, 11.500% due 1/23/12 (a)	6,280,313

See Notes to Financial Statements.

4     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Semi-Annual Report

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face
Amount	Security	Value

Venezuela — 10.0%
	Bolivarian Republic of Venezuela, Par Bonds (a):
$25,000,000	Series A, 6.750% due 3/31/20	$25,093,750
15,000,000	Series B, 6.750% due 3/31/20	15,056,250

	Total Venezuela	40,150,000

	TOTAL SOVEREIGN BONDS (Cost — $210,278,900)	262,038,434

Warrants

WARRANTS — 2.6%
328,650	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20 (a)* (Cost — $0)	10,516,800

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $587,667,925)	648,791,900

Face
Amount

SHORT-TERM INVESTMENTS — 15.2%
Repurchase Agreements (a) — 15.2%
15,000,000	Interest in $592,697,000 joint tri-party repurchase agreement dated 1/31/06 with Banc of America Securities LLC, 4.450% due 2/1/06; Proceeds at maturity — $15,001,854; (Fully collateralized by various U.S. government agency obligations, 3.250% to 7.125% due 11/15/07 to 2/25/19; Market value — $15,300,017)	15,000,000
755,000	Interest in $175,503,000 joint tri-party repurchase agreement dated 1/31/06 with Barclays Capital Inc., 4.380% due 2/1/06; Proceeds at maturity — $755,092; (Fully collateralized by U.S. Treasury Strip, 0.000% due 2/15/14; Market value — $777,650)	755,000
15,000,000	Interest in $588,238,000 joint tri-party repurchase agreement dated 1/31/06 with Deutsche Bank Securities, Inc., 4.450% due 2/1/06; Proceeds at maturity — $15,001,854; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.365% due 2/13/06 to 9/9/24; Market value — $15,300,061)	15,000,000
15,000,000	Interested in $386,481,000 joint tri-party repurchase agreement dated 1/31/06 with Greenwich Capital Markets Inc., 4.450% due 2/1/06; Proceeds due at maturity — $15,001,854; (Fully collateralized by various U.S. government agency & Treasury obligations, 0.000% to 9.375% due 4/15/06 to 4/15/30; Market value — $15,300,120)	15,000,000

See Notes to Financial Statements.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Semi-Annual Report      5

Schedule of Investments (January 31, 2006) (unaudited) (continued)

Face
Amount	Security	Value

Repurchase Agreement (a) — 15.2% (continued)
$15,000,000	Interest in $479,208,000 joint tri-party repurchase agreement dated 1/31/06 with Morgan Stanley, 4.450% due 2/1/06; Proceeds at maturity — $15,001,854; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.300% due 8/17/07 to 9/19/25; Market value — $15,482,563)	$15,000,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $60,755,000)	60,755,000

	TOTAL INVESTMENTS — 177.3% (Cost — $648,422,925#)	709,546,900
	Liabilities in Excess of Other Assets — (77.3)%	(309,396,913)

	TOTAL NET ASSETS — 100.0%	$400,149,987

*	Non-income producing security.

(a)	All or a portion of this security is segregated for open futures contracts and mortgage dollar rolls.

(b)	This security is traded on a “to-be-announced” basis (See Note 1).

(c)	All or a portion of this security is acquired under mortgage dollar roll agreement (See Notes 1 and 3).

(d)	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2006.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

FGIC — Financial Guaranty Insurance Company
FHLMC — Federal Home Loan Mortgage Corp.
FNMA — Federal National Mortgage Association
GDP — Gross Domestic Product
GNMA — General National Mortgage Association
GO — General Obligation
IO — Interest Only
ISD — Independent School District
MBIA — Municipal Bond Investors Assurance Corporation
PAC — Planned Amortization Cost
PDI — Past Due Interest
RSTA — Revolving Short-Term Agreement

See Notes to Financial Statements.

6     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Semi-Annual Report

Statement of Assets and Liabilities (January 31, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $587,667,925)	$648,791,900
Repurchase Agreements, at value (Cost — $60,755,000)	60,755,000
Cash	168
Interest receivable	5,306,359
Deposits with brokers for open futures contracts	1,225,250
Receivable from broker — variation margin on open futures contracts	88,359
Prepaid expenses	3,457

Total Assets	716,170,493

LIABILITIES:
Payable for securities purchased	315,571,760
Investment management fee payable	250,010
Deferred dollar roll income	113,056
Transfer agent fees payable	7,155
Directors’ fees payable	983
Accrued expenses	77,542

Total Liabilities	316,020,506

Total Net Assets	$400,149,987

NET ASSETS:
Par value ($0.001 par value; 200,000,000 shares authorized; 34,510,639 shares issued and outstanding)	$34,511
Paid-in capital in excess of par value	318,104,655
Undistributed net investment income	15,055,433
Accumulated net realized gain on investments and futures contracts	5,914,862
Net unrealized appreciation on investments and futures contracts	61,040,526

Total Net Assets	$400,149,987

Shares Outstanding	34,510,639

Net Asset Value	$11.59

See Notes to Financial Statements.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Semi-Annual Report      7

Statement of Operations (For the six months ended January 31, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$14,082,865
Dividends	1,574,115
Income from securities lending	16,240

Total Investment Income	15,673,220

EXPENSES:
Management fee (Note 2)	1,291,003
Administration fee (Note 2)	185,966
Custody fees	54,220
Shareholder reports	52,364
Directors’ fees	30,708
Audit and tax	24,644
Transfer agent fees	18,460
Legal fees	14,740
Stock exchange listing fees	13,960
Insurance	5,889
Miscellaneous expenses	1,728

Total Expenses	1,693,682

Net Investment Income	13,979,538

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	5,058,958
Futures contracts	1,801,727

Net Realized Gain	6,860,685

Change in Net Unrealized Appreciation/ Depreciation From:
Investments	(2,867,532)
Futures contracts	(400,697)

Change in Net Unrealized Appreciation/ Depreciation	(3,268,229)

Net Gain on Investments and Futures Contracts	3,592,456

Increase in Net Assets From Operations	$17,571,994

See Notes to Financial Statements.

8     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended January 31, 2006 (unaudited)
and the year ended July 31, 2005

	2006	2005

OPERATIONS:
Net investment income	$13,979,538	$26,376,470
Net realized gain	6,860,685	7,571,811
Change in net unrealized appreciation/depreciation	(3,268,229)	27,462,746

Increase in Net Assets From Operations	17,571,994	61,411,027

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(9,945,966)	(22,673,490)
Net realized gains	(3,444,162)	(7,730,383)

Decrease in Net Assets From Distributions to Shareholders	(13,390,128)	(30,403,873)

Increase in Net Assets	4,181,866	31,007,154
NET ASSETS:
Beginning of period	395,968,121	364,960,967

End of period*	$400,149,987	$395,968,121

* Includes undistributed net investment income of:	$15,055,433	$11,021,861

See Notes to Financial Statements.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Semi-Annual Report      9

Financial Highlights

For a share of common stock outstanding throughout each year ended July 31, unless otherwise noted:

	2006(1)		2005		2004		2003	2002	2001

Net Asset Value, Beginning of Period	$11.47		$10.58		$10.19		$9.06	$9.55	$9.75

Income (Loss) From Operations:
Net investment income	0.41		0.76		0.73		0.72	0.91	1.07
Net realized and unrealized gain (loss)	0.10		1.01		0.54		1.29	(0.39)	(0.28)

Total Income From Operations	0.51		1.77		1.27		2.01	0.52	0.79

Less Distributions From:
Net investment income	(0.29)		(0.66)		(0.73)		(0.88)	(1.01)	(0.99)
Net realized gains	(0.10)		(0.22)		(0.15)		—	—	—

Total Distributions	(0.39)		(0.88)		(0.88)		(0.88)	(1.01)	(0.99)

Net Asset Value, End of Period	$11.59		$11.47		$10.58		$10.19	$9.06	$9.55

Market Price, End of Period	$10.80		$11.22		$11.01		$10.41	$10.18	$9.80

Total Return, Based on NAV(2)	4.53%		17.28%		12.75%		22.74%	5.43%	8.34%

Total Return, Based on Market Price(2)	(0.21)%		10.15%		14.50%		11.10%	14.66%	20.64%

Net Assets, End of Period (millions)	$400		$396		$365		$352	$313	$330

Ratios to Average Net Assets:
Expenses	0.85	% (3)	0.86%		0.87%		0.89%	0.85%	0.84%
Net investment income	7.01	% (3)	6.83%		6.84%		7.17%	9.44%	10.96%
Total mortgage dollar rolls outstanding, end of period (millions)	$319		$320		$290		$357	$240	$275
Portfolio turnover rate	6	%(4)	102	% (4)	62	% (4)	24%	23%	15%

(1)	For the six months ended January 31, 2006 (unaudited).

(2)	For purpose of this calculation, distributions, including returns of capital, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded. Total return for periods of less than one year are not annualized.

(3)	Annualized.

(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 295%, 580%, and 613% for the six months ended January 31, 2006 and the years ended July 31, 2005 and 2004, respectively.

See Notes to Financial Statements.

10     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (the “Fund”) was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to manage a portfolio of fixed income securities so as to return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Fund’s investment objective will be achieved.
   The Fund seeks to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Fund invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Fund’s investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Fund’s investment in such securities increases the risk that the Fund will return less than $10 per share in the year 2008. At January 31, 2006, a significant portion of the Fund’s investments was in sovereign debt of emerging market countries. In addition, the Fund’s investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.
   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Debt securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Semi-Annual Report      11

Notes to Financial Statements (unaudited) (continued)

   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   (c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.
   The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
   (d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.
   (e) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the

12     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

   The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
   (f) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
   Interest only securities entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of January 31, 2006.
   (g) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.
   (h) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (i) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Semi-Annual Report      13

Notes to Financial Statements (unaudited) (continued)

   (j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

   (k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2.	Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser, Salomon Brothers Asset Management Inc. (“SBAM” or “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.
   Prior to the transaction, the Fund paid the Manager a fee payable monthly and calculated at an annual rate of 0.60% of the Fund’s average weekly net assets and an administration fee calculated at an annual rate of 0.15% of the Fund’s average weekly net assets up to $250 million and 0.125% of the Fund’s average weekly net assets in excess of $250 million for its services.
   Under the new Investment Management Agreement, the Fund pays the Manager a management fee payable monthly and calculated at an annual rate of 0.75% of the Fund’s average weekly net assets up to $250 million and 0.725% of the Fund’s average weekly net assets in excess of $250 million for its services. The Fund no longer has a separate administration agreement and thus does not pay a separate administration fee.
   Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended January 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

		U.S. Government &
	Investments	Agency Obligations

Purchases	$12,691,718	$24,146,250
Sales	20,122,610	24,184,680

14     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

   At January 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$68,836,652
Gross unrealized depreciation	(7,712,677)

Net unrealized appreciation	$61,123,975

   At January 31, 2006, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
Contracts to Sell:	Contracts	Date	Value	Value	Loss

U.S. Treasury 10 Year Note	1,885	3/06	$204,321,238	$204,404,687	$(83,449)

   The average monthly balance of dollar rolls outstanding for the Fund during the six months ended January 31, 2006 was approximately $314,970,313. For the six months ended January 31, 2006, the Fund recorded interest income of $2,092,041 related to such mortgage dollar rolls. At January 31, 2006, the Fund had outstanding mortgage dollar rolls with a total cost of $319,351,100. Counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets at January 31, 2006 included Barclays Capital Inc. ($59,165,760), Chase Securities Inc. ($52,769,000), First Clearing, LLC ($45,212,500), Lehman Brothers Inc. ($90,285,958), and Merrill Lynch, Pierce, Fenner & Smith Inc. ($58,412,500).

   At January 31, 2006, the Fund held TBA securities with a cost of $319,351,100.

4.	Dividends Subsequent to January 31, 2006

   On November 18, 2005, the Fund’s Board declared a distribution in the amount of $0.0630 per common share payable on February 24, 2006 to shareholders of record on February 21, 2006. In addition, on February 22, 2006, the Fund’s Board declared three distributions of $0.0630 per common share payable on March 31, 2006, April 28, 2006 and May 26, 2006 to shareholders of record on March 28, 2006, April 25, 2006 and May 23, 2006, respectively.

5.	Regulatory Matters

   On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).
   The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Semi-Annual Report      15

Notes to Financial Statements (unaudited) (continued)

transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

   The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.
   The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, the Funds’ investment manager does not believe that this matter will have a material adverse effect on the Affected Funds.

   The Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of distributions.

16     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

6.	Other Matters

   On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Funds.

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Semi-Annual Report      17

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). This includes a variety of information about the Manager, including the advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

Board Approval of Management Agreement

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Manager, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.
   The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement for each CAM-advised fund overseen by the Board (the “CAM funds”) including the Fund (each, a “Current Management Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). At meetings held on August 12, 2005, the Fund’s Board, including the Independent Board Members, unanimously approved a new management agreement between each CAM fund including the Fund, and the Manger (each, a “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.
   In anticipation of the Transaction, members of the Fund’s Board met in person on July 11, 2005 and August 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each CAM fund and its shareholders to approve the New Management Agreement between the Fund and the Fund’s Manager. At those Board meetings, and for the reasons discussed below, the Board, including a majority of the Independent Board Members, unanimously approved each New Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the CAM funds after the Transaction.
   To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions and received from their

18     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Board Approval of Management Agreement (unaudited) (continued)

counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

   On July 11, 2005 and August 12, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM funds, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meetings.
   At the Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.
   Among other things, the Board Members considered:
   (i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;
   (ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager to CAM funds, which, among other things, may involve Western Asset, the Manager to CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to certain CAM funds, including the Fund, subject to applicable regulatory requirements;
   (iii) that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to each CAM fund, including the Fund and its shareholders by the Manager, including compliance services;
   (iv) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Manager will have substantially the same access to the Citigroup sales force when distributing shares of CAM funds as is currently

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      19

Board Approval of Management Agreement (unaudited) (continued)

provided to CAM and that other arrangements between the Manager and Citigroup sales channels will be preserved;

   (v) that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer CAM funds as investment products, and the potential benefits to fund shareholders from this and other third-party distribution access;
   (vi) the potential benefits to CAM fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;
   (vii) that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;
   (viii) the potential effects of regulatory restrictions on CAM funds if Citigroup affiliated broker-dealers remain the principal underwriters for CAM funds;
   (ix) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;
   (x) the terms and conditions of the New Management Agreement, including the differences from the Current Management Agreement, and where, applicable, the benefits of a single, uniform form of agreement covering these services;
   (xi) that in July 2005 each Board had performed a full annual review of the Fund’s Current Management Agreement as required by the 1940 Act, and had determined that the Manager has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund represent reasonable compensation to the Manager in light of the nature, extent and quality of the services to be provided by the Manager, the investment performance of the Fund and the Manager, the costs of the services to be provided and the profits to be realized by the Manager and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as the Fund grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;
   (xii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement; and
   (xiii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.
   Certain of these considerations are discussed in more detail below.
   In their deliberations, the Board Members considered information received in connection with their recent approval of continuance of each Current Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreement. The Board Members did not identify any particular information that was all-important or

20     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Board Approval of Management Agreement (unaudited) (continued)

controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements, including the New Management Agreement for the Fund, are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each fund, and that the New Management Agreements should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Manager under the New Management Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Manager; the potential implications of regulatory restrictions on the CAM funds following the Transaction; the ability of the Manager to perform its duties after the Transaction, taking into account, where the CAM fund currently has a subadviser, the delegation of certain duties to the subadviser; and any anticipated changes to the current investment and other practices of the CAM funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the Funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager and, in relevant cases, Citigroup Asset Management Limited (the “Subadviser”) to the CAM funds, which, among other things, may involve Western Asset, the Manager and, in relevant cases, the Subadviser to the CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      21

Board Approval of Management Agreement (unaudited) (continued)

adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements.

   The Board Members were advised that if Citigroup-affiliated broker-dealers remain the CAM funds’ principal underwriters, the CAM funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.
   Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Manager and that the Transaction was not expected to have a material adverse effect on the ability of the Manager to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Manager additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the CAM funds under the New Management Agreements.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Manager under the New Management Agreements and the profitability to the Manager of their relationships with the Fund, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative (or management) services and that overall CAM fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Manager’s profitability from its relationship with the CAM funds, but that they had been satisfied in their most recent review of the Current Management Agreements, including the Fund’s Current Management Agreement, that the Manager’s level of profitability from its relationship with the Fund was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Manager’s profitability. The Board Members concluded that, overall, they

22     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Board Approval of Management Agreement (unaudited) (continued)

were satisfied that currently, the Manager’s level of profitability from its relationship with each CAM fund, including, the Fund, was not excessive.

   The Board Members noted that they expect to receive Manager profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Manager under the New Management Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection with their recent approval of the continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the CAM funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each CAM fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Management Agreements, advisory or management fee reductions and fee breakpoints had been implemented for certain funds, and that after taking those reductions and breakpoints into account, the Board Members had determined that the total fees for advisory and administrative services for many CAM funds were reasonable in light of the services provided and that CAM management had already initiated or would be taking steps to address the Board Members’ concerns regarding the fee levels of other CAM funds. It was noted that in conjunction with the recent review of the Current Management Agreements, the Board Members had received, among other things, a report from Lipper, Inc. (“Lipper”) comparing each CAM fund’s fees, expenses and performance to those of a peer group for that CAM fund selected by Lipper, and information as to the fees charged by the Manager to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for each CAM fund were not expected to increase as a result of the Transaction, each CAM fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      23

Board Approval of Management Agreement (unaudited) (continued)

recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance

The Board Members noted that investment performance for many CAM funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other CAM funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the CAM funds, including the Fund.

24     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.

Item Voted on	Votes For	Votes Against	Abstentions

Management Agreement	16,091,669	1,083,808	755,334

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of the Fund was held on November 16, 2005, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors	Votes For	Votes Withheld

Nominees:
Leslie H. Gelb	32,343,869	630,183
William R. Hutchinson	32,388,748	585,304
R. Jay Gerken	32,380,149	593,903

At January 31, 2006, in addition to Leslie H. Gelb, William R. Hutchinson and R. Jay Gerken, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Jeswald W. Salacuse
Riordan Roett

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.      25

Dividend Reinvestment Plan (unaudited)

    Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

   Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), stockholders may elect to have all distributions including returns of capital, if any, automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in Fund shares pursuant to the Plan. Each registered stockholder will receive from the Fund, as soon as practicable, an authorization card to be signed and returned if the stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.
   The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares in connection with the Plan.
   The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan.
   There is no charge to participants for reinvesting distributions. The Plan Agent’s fees for the reinvestment of distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
   The receipt of distributions under the Plan will not relieve participants of any federal income tax that may be payable on such distributions.
   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York New York 10038.

26     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. 2006 Semi-Annual Report

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

DIRECTORS
Carol L. Colman Daniel P. Cronin Leslie H. Gelb R. Jay Gerken, CFA William R. Hutchinson Riordan Roett Jeswald W. Salacuse

OFFICERS
R. Jay Gerken, CFA
Chairman and Chief Executive Officer

Peter J. Wilby, CFA
President

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Frances M. Guggino
Chief Financial Officer
and Treasurer

James E. Craige, CFA
Executive Vice President

Thomas K. Flanagan, CFA
Executive Vice President

Roger M. Lavan, CFA
Executive Vice President

Ted P. Becker
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.
125 Broad Street 10th Floor, MF-2 New York, New York 10004

INVESTMENT MANAGER AND ADMINISTRATOR
Salomon Brothers Asset Management Inc 399 Park Avenue New York, New York 10022

CUSTODIAN
State Street Bank and Trust Company 225 Franklin Street Boston, Massachusetts 02110

TRANSFER AGENT
American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL
SBG

This report is transmitted to the shareholders of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
American Stock Transfer
& Trust Company
59 Maiden Lane
New York, New York 10038

SAM0851 01/06 06-9748

Salomon Brothers
2008 Worldwide Dollar
Government Term Trust Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC- 0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, and (2) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.
Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.
In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.
In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.
In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.
CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.
If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.
(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.
Date: April 10, 2006
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.
Date: April 10, 2006

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.
Date: April 10, 2006